United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/13

Date of Reporting Period: 11/30/13

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2013
Share Class	Ticker
A	LEIFX
B	LEIBX
C	LEICX
F	LFEIX
R	FDERX
Institutional	LEISX

Federated Equity Income Fund, Inc.
Fund Established 1986

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2012 through November 30, 2013. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Equity Income Fund, Inc. (the “Fund”), based on net asset value, for the 12-month reporting period ended November 30, 2013, was 29.31% for Class A Shares, 28.32% for Class B Shares, 28.34% for Class C Shares, 28.98% for Class F Shares, 29.11% for Class R Shares1 and 29.58% for Institutional Shares. The total return of the Russell 1000® Value Index (R1000V),2 a broad-based securities market index, was 31.92% for the same period. The total return of the Morningstar Large Value Funds Average (MLVFA),3 a peer group average of the Fund, was 30.56% during the same period. The Fund's and MLVFA's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the R1000V.
The Fund's investment strategy focused on stocks of dividend-paying companies4 with favorable valuations, strong balance sheets and improving business fundamentals in order to achieve the Fund's objective of providing above average income and capital appreciation. The Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. During the reporting period, the most significant factors affecting the Fund's performance relative to the R1000V were sector allocation and security selection.
The following discussion will focus on the performance of the Fund's Institutional Shares. The Fund's Institutional Shares underperformed both the R1000V and the MLVFA. The 29.58% total return of the Institutional Shares for the reporting period consisted of 26.64% in price appreciation and 2.94% in reinvested dividends.
MARKET OVERVIEW
During the 12-month reporting period, global equity markets rallied to all-time highs on the back of gradually improving economic conditions and continued accommodative fiscal policies; however, this rally was not without pockets of increased volatility. In the early part of the reporting period, the market faced several headwinds, which were spurred by Washington politics, particularly the looming “fiscal cliff ” (automatic spending cuts that were slated to occur at the beginning of 2013). After several weeks of heightened uncertainty, the markets began to rally when fears of the fiscal cliff eased, a temporary resolution of the U.S. debt ceiling was reached, and new hopes for a compromise on the sequestration emerged. By the middle of 2013, volatility once again began to increase on news that the U.S. Federal Reserve (the Fed) would begin to “taper” its quantitative easing and that China was entering a potential economic slowdown. Even with this global uncertainty, equity markets continued to push higher into the latter half of the year. During the third quarter of 2013,
Annual Shareholder Report

U.S. stocks managed to reach all-time highs, driven by a slow but steady release of positive economic data and an announcement that the Fed would not immediately begin to “taper” its bond purchase program.
The S&P 500 Index (S&P 500)5 returned 30.30%, and the Nasdaq Composite Index6 returned 36.98% for the reporting period. In general for the reporting period, value stocks outperformed growth stocks, and cyclical stocks outperformed defensive stocks. The S&P 500's performance in the Consumer Discretionary, Health Care and Financials sectors dominated weaker performance in the Telecom Services, Utilities and Energy sectors.
Sector Allocation and security selection
Overall, sector allocation positively contributed to Fund performance, while stock selection detracted, relative to the R1000V. Detracting from Fund performance was an overweight position, relative to the R1000V (whose sector performance may vary from the S&P 500 sectors), in the Telecom Services sector as well as an underweight position in the Financials sector. Overweight positions in the Consumer Discretionary and Information Technology sectors and underweight positions in the Utilities and Energy sectors helped to enhance the Fund's performance during the reporting period. The Fund's stock selection in the Health Care and Information Technology sectors contributed negatively to Fund performance which was modestly offset by stock selection in the Financials and Industrials sectors.
1	The Fund's Class R Shares commenced operations on January 25, 2013. For the period prior to the commencement of operations of Class R Shares, the performance information shown is for Class A Shares, adjusted to reflect the expenses of Class R shares.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the R1000V.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MLVFA.
4	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. from November 30, 2003 to November 30, 2013, compared to the Russell 1000® Value Index (R1000V)2 and the Morningstar Large Value Funds Average (MLVFA).3
Average Annual Total Returns for the Period Ended 11/30/2013
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
Share Class	1 Year	5 Years	10 Years
Class A Shares	22.18%	13.73%	7.51%
Class B Shares	22.82%	13.86%	7.43%
Class C Shares	27.34%	14.11%	7.27%
Class F Shares	26.72%	14.44%	7.71%
Class R Shares[4]	29.11%	14.73%	7.87%
Institutional Shares[5]	29.58%	15.07%	8.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

Growth of a $10,000 Investment–Class A Shares
Growth of $10,000 as of November 30, 2013
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
Growth of a $10,000 Investment–Class b Shares
Growth of $10,000 as of November 30, 2013
■	Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.
Annual Shareholder Report

Growth of a $10,000 Investment–Class c Shares
Growth of $10,000 as of November 30, 2013
■	Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.
Growth of a $10,000 Investment–Class f Shares
Growth of $10,000 as of November 30, 2013
■	Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.
Annual Shareholder Report

Growth of a $10,000 Investment–Class R Shares
Growth of $10,000 as of November 30, 2013
Growth of a $10,000 Investment–Institutional Shares
Growth of $10,000 as of November 30, 2013
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000V has been adjusted to reflect reinvestment of dividends on securities in the index.
Annual Shareholder Report

2	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
4	The Fund's Class R Shares commenced operations on January 25, 2013. For the period prior to the commencement of operations of Class R Shares, the performance information shown is for Class A Shares, adjusted to reflect the expenses of Class R Shares for each year for which Class R Shares expenses would have exceeded the actual expenses paid by Class A Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that occurred during the period prior to the commencement of Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2013, the Fund's sector composition1 was as follows:
Sector	Percentage of Total Net Assets
Financials	27.9%
Energy	12.4%
Health Care	12.3%
Information Technology	11.5%
Industrials	12.0%
Consumer Discretionary	10.6%
Consumer Staples	5.7%
Materials	3.0%
Telecommunication Services	2.2%
Utilities	2.0%
Derivative Contracts[2]	(0.1)%
Other Security Types[3,4]	0.0%
Cash Equivalents[5]	0.4%
Other Assets and Liabilities—Net[6]	0.1%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Other Security Types consist of a purchased put option.
4	Represents less than 0.1%.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2013
Shares		Value
	COMMON STOCKS—99.6%
	Consumer Discretionary—10.6%
78,595	Continental AG, ADR	$16,415,352
48,490	Daimler AG	4,027,531
70,253	Delphi Automotive PLC	4,113,313
140,610	GameStop Corp.	6,784,433
195,850	Home Depot, Inc.	15,799,219
258,115	Lowe's Cos., Inc.	12,255,300
307,711	Macy's, Inc.	16,388,688
259,255	Staples, Inc.	4,026,230
223,010	Time Warner, Inc.	14,653,987
180,300	Toyota Motor Credit Corp., ADR	22,546,515
133,775	Viacom, Inc., Class B	10,724,742
77,035	Volkswagen AG, ADR	4,008,131
226,130	Whirlpool Corp.	34,543,619
	TOTAL	166,287,060
	Consumer Staples—5.7%
103,235	Archer-Daniels-Midland Co.	4,155,209
586,380	CVS Caremark Corp.	39,264,005
180,220	Energizer Holdings, Inc.	19,887,277
272,735	Kroger Co.	11,386,686
73,195	Molson Coors Brewing Co., Class B	3,855,181
43,150	Philip Morris International, Inc.	3,691,051
236,025	Safeway, Inc.	8,253,794
	TOTAL	90,493,203
	Energy—12.4%
179,415	BP PLC, ADR	8,434,299
135,040	Baker Hughes, Inc.	7,691,878
246,280	Canadian Natural Resources Ltd.	8,107,538
148,450	Chesapeake Energy Corp.	3,988,852
110,280	ConocoPhillips	8,028,384
403,625	ENI SpA, ADR	19,317,492
165,116	Exxon Mobil Corp.	15,435,044
49,475	Helmerich & Payne, Inc.	3,809,575
168,994	HollyFrontier Corp.	8,108,332
664,745	Kinder Morgan, Inc.	23,625,037
99,685	Marathon Petroleum Corp.	8,247,937
Annual Shareholder Report

Shares		Value
	COMMON STOCKS—continued
	Energy—continued
180,080	Murphy Oil Corp.	$11,692,594
215,475	Royal Dutch Shell PLC, Class A, ADR	14,372,183
541,375	Suncor Energy, Inc.	18,774,885
384,095	Transocean Ltd.	19,350,706
812,795	Trinidad Drilling Ltd.	7,553,231
180,645	Valero Energy Corp.	8,259,089
	TOTAL	194,797,056
	Financials—27.9%
326,043	Ace Ltd.	33,510,700
2,680,260	Aegon NV, ADR	23,800,709
360,660	Allstate Corp.	19,573,018
69,480	American Financial Group, Inc.	4,006,217
79,300	Assurant, Inc.	5,149,742
347,750	Bank of New York Mellon Corp.	11,719,175
42,520	Chubb Corp.	4,101,054
258,910	Comerica, Inc.	11,741,569
75,365	Discover Financial Services	4,016,955
801,835	Fifth Third Bancorp	16,293,287
257,350	Goldman Sachs Group, Inc.	43,476,709
957,745	Hartford Financial Services Group, Inc.	34,124,454
863,100	Huntington Bancshares, Inc.	7,923,258
478,170	J.P. Morgan Chase & Co.	27,360,887
2,095,775	KeyCorp	26,721,131
774,565	Lincoln National Corp.	39,758,421
360,690	PNC Financial Services Group	27,755,095
78,620	PartnerRe Ltd.	8,089,998
274,940	Primerica, Inc.	11,830,668
171,800	Principal Financial Group, Inc.	8,698,234
83,470	Protective Life Corp.	4,004,891
97,370	Prudential Financial, Inc.	8,642,561
55,650	State Street Corp.	4,040,747
44,385	The Travelers Cos., Inc.	4,027,495
121,125	Unum Group	4,066,166
1,022,309	Wells Fargo & Co.	45,002,042
	TOTAL	439,435,183
	Health Care—12.3%
924,045	Abbott Laboratories	35,289,279
121,897	Aetna, Inc.	8,402,360
Annual Shareholder Report

Shares		Value
	COMMON STOCKS—continued
	Health Care—continued
139,894	Amgen, Inc.	$15,959,107
81,975	Humana, Inc.	8,524,580
124,463	Johnson & Johnson	11,781,668
341,605	Medtronic, Inc.	19,580,799
62,320	Merck & Co., Inc.	3,105,406
204,540	Omnicare, Inc.	11,716,051
1,467,145	Pfizer, Inc.	46,552,511
73,474	Sanofi, ADR	3,881,631
202,922	St. Jude Medical, Inc.	11,854,703
407,314	Teva Pharmaceutical Industries Ltd., ADR	16,602,119
	TOTAL	193,250,214
	Industrials—12.0%
133,990	AAR Corp.	4,183,168
102,875	Alaska Air Group, Inc.	7,997,502
58,810	Boeing Co.	7,895,243
268,355	Deluxe Corp.	13,334,560
1,413,951	Donnelley (R.R.) & Sons Co.	26,158,093
33,815	Dun & Bradstreet Corp.	3,951,283
228,465	Emerson Electric Co.	15,304,870
405,365	Fluor Corp.	31,541,451
442,665	Knight Transportation, Inc.	7,910,424
76,505	L-3 Communications Holdings, Inc.	7,915,207
27,852	Lockheed Martin Corp.	3,945,793
388,524	Manpower, Inc.	31,054,723
70,150	Rockwell Automation, Inc.	7,967,637
118,960	Siemens AG, ADR	15,716,995
72,095	URS Corp.	3,746,777
	TOTAL	188,623,726
	Information Technology—11.5%
437,345	Activision Blizzard, Inc.	7,526,707
73,830	Apple, Inc.	41,054,648
93,245	Avnet, Inc.	3,720,476
121,325	CA, Inc.	4,003,725
546,163	Cisco Systems, Inc.	11,605,964
70,955	Computer Sciences Corp.	3,733,652
1,596,325	Corning, Inc.	27,265,231
49,430	DST Systems, Inc.	4,364,669
79,545	Fidelity National Information Services, Inc.	4,031,341
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
466,250		Hewlett-Packard Co.	$12,751,937
977,180		LSI Logic Corp.	7,885,843
104,541		Microsoft Corp.	3,986,148
115,535		Oracle Corp.	4,077,230
54,520		Qualcomm, Inc.	4,011,582
231,900		Sandisk Corp.	15,803,985
123,385		Seagate Technology, Inc.	6,050,800
300,180		Symantec Corp.	6,751,048
52,235		Western Digital Corp.	3,919,714
345,295		Wipro Ltd., ADR	4,029,593
361,950		Xerox Corp.	4,118,991
		TOTAL	180,693,284
		Materials—3.0%
248,545		Avery Dennison Corp.	12,153,851
70,185		Celanese Corp.	3,939,484
251,040		International Paper Co.	11,711,016
251,330		LyondellBasell Industries NV	19,397,649
		TOTAL	47,202,000
		Telecommunication Services—2.2%
125,765		CenturyLink, Inc.	3,860,986
129,275		Telephone and Data System, Inc.	3,595,138
726,470		Vodafone Group PLC, ADR	26,944,772
		TOTAL	34,400,896
		Utilities—2.0%
1,630,715		AES Corp.	23,759,517
212,775		Ameren Corp.	7,627,984
		TOTAL	31,387,501
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,312,930,082)	1,566,570,123
		PURCHASED PUT Option—0.0%
		Energy—0.0%
3,900	[1]	Valero Energy Corp., 12/21/2013, Options Contract (IDENTIFIED COST $358,605)	9,750
Annual Shareholder Report

Shares			Value
		INVESTMENT COMPANY—0.4%
5,431,255	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.07% (AT NET ASSET VALUE)	$5,431,255
		TOTAL INVESTMENTS—100.0% (IDENTIFIED COST $1,318,719,942)[4]	1,572,011,128
		OTHER ASSETS AND LIABILITIES - NET—0.0%[5]	275,840
		TOTAL NET ASSETS—100%	$1,572,286,968
At November 30, 2013, the Fund had the following outstanding written option contracts as follows:
Security	Expiration Date	Exercise Price	Contracts	Value
[1]Valero Energy Corp.	December 2013	$39	1,633	$(1,118,605)
[1]Whirlpool Corp.	December 2013	$150	1,040	(566,800)
(PREMIUMS RECEIVED $557,750)				$(1,685,405)
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $1,324,239,359.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2013.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of November 30, 2013, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.18	$17.54	$15.95	$15.70	$13.94
Income From Investment Operations:
Net investment income	0.42[1]	0.57[1]	0.52[1]	0.45[1]	0.47[1]
Net realized and unrealized gain on investments, written options, futures contracts and foreign currency transactions	5.13	1.58	1.58	0.28	1.74
TOTAL FROM INVESTMENT OPERATIONS	5.55	2.15	2.10	0.73	2.21
Less Distributions:
Distributions from net investment income	(0.43)	(0.58)	(0.51)	(0.48)	(0.45)
Regulatory Settlement Proceeds[3]	0.00[2]	0.07	—	—	—
Net Asset Value, End of Period	$24.30	$19.18	$17.54	$15.95	$15.70
Total Return[4]	29.31%[3]	12.75%[3]	13.28%	4.80%	16.31%
Ratios to Average Net Assets:
Net expenses	1.13%[5]	1.13%	1.13%[5]	1.13%[5]	1.13%[5]
Net investment income	1.89%	3.03%	2.98%	2.87%	3.39%
Expense waiver/reimbursement[6]	0.03%	0.04%	0.09%	0.10%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,129,857	$359,348	$344,681	$351,449	$458,581
Portfolio turnover	123%	84%	123%	109%	118%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13%, 1.13%, 1.12% and 1.09%, for the years ended November 30, 2013, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.15	$17.52	$15.93	$15.68	$13.92
Income From Investment Operations:
Net investment income	0.25[1]	0.43[1]	0.37[1]	0.32[1]	0.35[1]
Net realized and unrealized gain on investments, written options, futures contracts and foreign currency transactions	5.13	1.56	1.59	0.29	1.74
TOTAL FROM INVESTMENT OPERATIONS	5.38	1.99	1.96	0.61	2.09
Less Distributions:
Distributions from net investment income	(0.27)	(0.43)	(0.37)	(0.36)	(0.33)
Regulatory Settlement Proceeds[3]	0.00[2]	0.07	—	—	—
Net Asset Value, End of Period	$24.26	$19.15	$17.52	$15.93	$15.68
Total Return[4]	28.32%[3]	11.85%[3]	12.37%	3.97%	15.34%
Ratios to Average Net Assets:
Net expenses	1.89%[5]	1.91%	1.96%[5]	1.96%[5]	1.98%[5]
Net investment income	1.14%	2.27%	2.14%	2.04%	2.54%
Expense waiver/reimbursement[6]	0.09%	0.02%	0.01%	0.02%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,282	$27,003	$24,097	$27,521	$37,337
Portfolio turnover	123%	84%	123%	109%	118%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.89%, 1.95%, 1.95% and 1.94%, for the years ended November 30, 2013, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.17	$17.54	$15.95	$15.70	$13.93
Income From Investment Operations:
Net investment income	0.25[1]	0.43[1]	0.38[1]	0.33[1]	0.35[1]
Net realized and unrealized gain on investments, written options, futures contracts and foreign currency transactions	5.14	1.56	1.58	0.28	1.75
TOTAL FROM INVESTMENT OPERATIONS	5.39	1.99	1.96	0.61	2.10
Less Distributions:
Distributions from net investment income	(0.27)	(0.43)	(0.37)	(0.36)	(0.33)
Regulatory Settlement Proceeds[3]	0.00[2]	0.07	—	—	—
Net Asset Value, End of Period	$24.29	$19.17	$17.54	$15.95	$15.70
Total Return[4]	28.34%[3]	11.83%[3]	12.35%	3.97%	15.41%
Ratios to Average Net Assets:
Net expenses	1.89%[5]	1.91%	1.96%[5]	1.96%[5]	1.98%[5]
Net investment income	1.13%	2.28%	2.15%	2.08%	2.54%
Expense waiver/reimbursement[6]	0.03%	0.02%	0.01%	0.02%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$120,801	$39,707	$33,111	$33,660	$37,621
Portfolio turnover	123%	84%	123%	109%	118%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.89%, 1.95%, 1.95% and 1.94%, for the years ended November 30, 2013, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.19	$17.56	$15.96	$15.71	$13.95
Income From Investment Operations:
Net investment income	0.37[1]	0.52[1]	0.47[1]	0.41[1]	0.42[1]
Net realized and unrealized gain on investments, written options, futures contracts and foreign currency transactions	5.13	1.56	1.59	0.27	1.74
TOTAL FROM INVESTMENT OPERATIONS	5.50	2.08	2.06	0.68	2.16
Less Distributions:
Distributions from net investment income	(0.38)	(0.52)	(0.46)	(0.43)	(0.40)
Regulatory Settlement Proceeds[3]	0.00[2]	0.07	—	—	—
Net Asset Value, End of Period	$24.31	$19.19	$17.56	$15.96	$15.71
Total Return[4]	28.98%[3]	12.38%[3]	12.97%	4.45%	15.90%
Ratios to Average Net Assets:
Net expenses	1.38%[5]	1.41%	1.46%[5]	1.46%[5]	1.48%[5]
Net investment income	1.71%	2.78%	2.67%	2.58%	3.04%
Expense waiver/reimbursement[6]	0.01%	0.02%	0.01%	0.02%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$44,121	$26,622	$23,396	$22,586	$24,172
Portfolio turnover	123%	84%	123%	109%	118%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.38%, 1.45%, 1.45% and 1.44%, for the years ended November 30, 2013, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout the Period)
Period Ended November 30	2013[1]
Net Asset Value, Beginning of Period	$20.22
Income From Investment Operations:
Net investment income	0.31[2]
Net realized and unrealized gain on investments, written options and foreign currency transactions	4.07
TOTAL FROM INVESTMENT OPERATIONS	4.38
Less Distributions:
Distributions from net investment income	(0.30)
Regulatory Settlement Proceeds[4]	0.00[3]
Net Asset Value, End of Period	$24.30
Total Return[5]	21.81%[4]
Ratios to Average Net Assets:
Net expenses	1.27%[6,7]
Net investment income	1.65%[6]
Expense waiver/reimbursement[8]	0.25%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$24,833
Portfolio turnover	123%[9]
1	Reflects operations for the period from January 25, 2013 (date of initial investment) to November 30, 2013.
2	Per share number has been calculated using the average shares method.
3	Represents less than $0.01.
4	On September 9, 2013, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00%.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the period ended November 30, 2013 is 1.27% after taking into account this expense reduction.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 11/30/2013	Period Ended 11/30/2012[1]
Net Asset Value, Beginning of Period	$19.18	$19.38
Income From Investment Operations:
Net investment income	0.46[2]	0.45[2]
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	5.14	(0.28)
TOTAL FROM INVESTMENT OPERATIONS	5.60	0.17
Less Distributions:
Distributions from net investment income	(0.49)	(0.44)
Regulatory Settlement Proceeds[4]	0.00[3]	0.07
Net Asset Value, End of Period	$24.29	$19.18
Total Return[5]	29.58%[4]	1.29%[4]
Ratios to Average Net Assets:
Net expenses	0.89%[7]	0.89%[6]
Net investment income	2.04%	3.57%[6]
Expense waiver/reimbursement[8]	0.01%	0.03%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$180,394	$7,169
Portfolio turnover	123%	84%[9]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.36%, respectively.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended November 30, 2013 is 0.89% after taking into account this expense reduction.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2013
Assets:
Total investment in securities, at value including $5,431,255 of investment in an affiliated holding (Note 5) (identified cost $1,318,719,942)		$1,572,011,128
Cash		7,866,566
Income receivable		5,693,285
Receivable for investments sold		17,217,968
Receivable for shares sold		913,982
TOTAL ASSETS		1,603,702,929
Liabilities:
Payable for investments purchased	$27,081,541
Payable for shares redeemed	1,586,279
Written options outstanding, at value (premiums received $557,750)	1,685,405
Payable for distribution services fee (Note 5)	130,876
Payable for shareholder services fee (Note 5)	263,007
Accrued expenses (Note 5)	668,853
TOTAL LIABILITIES		31,415,961
Net assets for 64,715,866 shares outstanding		$1,572,286,968
Net Assets Consist of:
Paid-in capital		$1,341,931,249
Net unrealized appreciation of investments, written options and translation of assets and liabilities in foreign currency		252,161,516
Accumulated net realized loss on investments and foreign currency transactions		(22,569,812)
Undistributed net investment income		764,015
TOTAL NET ASSETS		$1,572,286,968
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share $1,129,857,107 ÷ 46,499,260 shares outstanding, $0.001 par value, 400,000,000 shares authorized	$24.30
Offering price per share (100/94.50 of $24.30)	$25.71
Redemption proceeds per share	$24.30
Class B Shares:
Net asset value per share $72,281,940 ÷ 2,979,329 shares outstanding, $0.001 par value, 200,000,000 shares authorized	$24.26
Offering price per share	$24.26
Redemption proceeds per share (94.50/100 of $24.26)	$22.93
Class C Shares:
Net asset value per share $120,801,060 ÷ 4,974,012 shares outstanding, $0.001 par value, 400,000,000 shares authorized	$24.29
Offering price per share	$24.29
Redemption proceeds per share (99.00/100 of $24.29)	$24.05
Class F Shares:
Net asset value per share ($44,120,525 ÷ 1,814,838 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$24.31
Offering price per share (100/99 of $24.31)	$24.56
Redemption proceeds per share (99.00/100 of $24.31)	$24.07
Class R Shares:
Net asset value per share $24,832,741 ÷ 1,021,901 shares outstanding, $0.001 par value, 300,000,000 shares authorized	$24.30
Offering price per share	$24.30
Redemption proceeds per share	$24.30
Institutional Shares:
Net asset value per share $180,393,595 ÷ 7,426,526 shares outstanding, $0.001 par value, 400,000,000 shares authorized	$24.29
Offering price per share	$24.29
Redemption proceeds per share	$24.29
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2013
Investment Income:
Dividends (including $23,023 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $416,495)			$32,670,327
Expenses:
Investment adviser fee (Note 5)		$6,503,675
Administrative fee (Note 5)		846,175
Custodian fees		46,665
Transfer agent fee (Note 2)		1,883,398
Directors'/Trustees' fees (Note 5)		9,747
Auditing fees		26,400
Legal fees		16,556
Portfolio accounting fees		180,101
Distribution services fee (Note 5)		1,176,687
Shareholder services fee (Note 5)		2,384,480
Account administration fee (Note 2)		11,880
Share registration costs		116,373
Printing and postage		166,883
Insurance premiums (Note 5)		5,020
Taxes		76,514
Miscellaneous (Note 5)		14,419
TOTAL EXPENSES		13,464,973
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(52,290)
Waiver of distribution services fee (Note 5)	(35,555)
Reimbursement of shareholder services fee (Note 5)	(4,174)
Reimbursement of transfer agent fee (Note 2) and (Note 5)	(201,657)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(21,781)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(315,457)
Net expenses			13,149,516
Net investment income			19,520,811
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	$124,892,198
Net realized gain on written options	164,426
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	137,026,517
Net change in unrealized depreciation of written options	(1,127,655)
Net realized and unrealized gain on investments, written options and foreign currency transactions	260,955,486
Change in net assets resulting from operations	$280,476,297
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,520,811	$13,300,126
Net realized gain on investments, written options and foreign currency transactions	125,056,624	40,403
Net change in unrealized appreciation/depreciation of investments, written options and translation of assets and liabilities in foreign currency	135,898,862	37,901,060
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	280,476,297	51,241,589
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(14,625,091)	(11,060,140)
Class B Shares	(584,904)	(610,504)
Class C Shares	(924,858)	(872,493)
Class F Shares	(570,552)	(713,075)
Class R Shares	(221,111)	—-
Institutional Shares	(2,184,594)	(104,322)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,111,110)	(13,360,534)
Share Transactions:
Proceeds from sale of shares	192,089,876	68,852,506
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Capital Appreciation Fund	822,858,013	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Chemung Canal First Equity Fund	24,634,351	—
Net asset value of shares issued to shareholders in payment of distributions declared	17,632,579	12,100,483
Cost of shares redeemed	(206,306,223)	(85,938,291)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	850,908,596	(4,985,302)
Regulatory Settlement Proceeds
Net increase/decrease from regulatory settlement (Note 10)	163,690	1,668,448
Change in net assets	1,112,437,473	34,564,201
Net Assets:
Beginning of period	459,849,495	425,285,294
End of period (including undistributed net investment income of $764,015 and $306,377, respectively)	$1,572,286,968	$459,849,495
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2013
1. ORGANIZATION
Federated Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.
Effective March 30, 2012, the Fund began offering Institutional Shares.
Effective January 25, 2013, the Fund began offering Class R Shares.
On April 19, 2013, the Fund acquired all of the net assets of Federated Capital Appreciation Fund (“Capital Appreciation Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Capital Appreciation Fund's shareholders on April 8, 2013. Additionally, on April 26, 2013, the Fund acquired all of the net assets of Chemung Canal First Equity Fund (“First Equity Fund”), a common trust fund, in a tax-free reorganization in exchange for shares of the Fund. The purpose of the transactions was to combine portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Capital Appreciation Fund and First Equity Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisitions had been completed on December 1, 2012, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2013, are as follows:
Net investment income*	$21,912,123
Net realized and unrealized gain on investments	$333,789,708
Net increase in net assets resulting from operations	$355,701,831
*	Net investment income includes $295,696 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the Capital Appreciation Fund and First Equity Fund that have been included in the Fund's Statement of Operations for the year ended November 30, 2013.
For every one share of Capital Appreciation Fund Class A Shares exchanged, a shareholder received 0.902 shares of the Fund's Class A Shares.
For every one share of Capital Appreciation Fund Class B Shares exchanged, a shareholder received 0.852 shares of the Fund's Class B Shares.
For every one share of Capital Appreciation Fund Class C Shares exchanged, a shareholder received 0.850 shares of the Fund's Class C Shares
For every one share of Capital Appreciation Fund Class R Shares exchanged, a shareholder received 0.894 shares of the Fund's Class R Shares.
Annual Shareholder Report

For every one share of Capital Appreciation Fund Institutional Shares exchanged, a shareholder received 0.900 shares of the Fund's Institutional Shares.
For every one share of First Equity Fund shares exchanged, a shareholder received 1.039 shares of the Fund's Institutional Shares.
The Fund received net assets from the Capital Appreciation Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Capital Appreciation Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
39,320,789	$822,858,013	$31,994,398	$524,735,247	$1,347,593,260
1	Unrealized Appreciation is included in the Capital Appreciation Fund Net Assets Received amount shown above.

The Fund received net assets from the First Equity Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	First Equity Fund Net Assets Received	Unrealized Appreciation[2]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
1,159,264	$24,634,351	$7,293,892	$1,366,641,334	$1,391,275,685
2	Unrealized Appreciation is included in the First Equity Fund Net Assets Received amount shown above.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
Annual Shareholder Report

■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Annual Shareholder Report

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer agent fees unique to those classes. For the year ended November 30, 2013, transfer agent fees and account administration fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed	Account Administration Fees Incurred
Class A Shares	$1,346,132	$(141,554)	$10,744
Class B Shares	126,013	(42,087)	—
Class C Shares	152,952	(18,016)	1,136
Class F Shares	49,134	—
Class R Shares	41,505	—	—
Institutional Shares	167,662	—	—
TOTAL	$1,883,398	$(201,657)	$11,880
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2013, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $867. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to maintain flexibility, product income or hedge. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2012	—	$—
Contracts written	7,950	1,128,384
Contracts bought back	5,277	570,634
Outstanding at November 30, 2013	2,673	$557,750
Written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional amount of written options held by the Fund throughout the period was $288,600. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

The average notional amount of purchased options held by the Fund throughout the period was $34,913. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts		$—	Written options outstanding, at value	$(1,685,405)
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2013
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Option Contracts Purchased	Option Contracts Written	Total
Equity contracts	$(33,747)	$164,426	$130,679
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Option Contracts
Equity contracts	$(1,127,655)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
Annual Shareholder Report

3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2013		2012
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,505,866	$98,726,986	2,017,349	$38,125,982
Shares issued in connection with the tax-free transfer of assets from Federated Capital Appreciation Fund	29,096,050	608,980,338	—	—
Shares issued to shareholders in payment of distributions declared	617,512	13,456,019	537,237	10,065,366
Shares redeemed	(6,453,971)	(142,003,797)	(3,467,316)	(65,289,080)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	27,765,457	$579,159,546	(912,730)	$(17,097,732)
Year Ended November 30	2013		2012
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	701,062	$15,332,070	536,460	$10,035,016
Shares issued in connection with the tax-free transfer of assets from Federated Capital Appreciation Fund	1,707,842	35,693,894	—	—
Shares issued to shareholders in payment of distributions declared	25,157	539,702	30,050	561,424
Shares redeemed	(864,622)	(18,868,415)	(532,065)	(9,987,566)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,569,439	$32,697,251	34,445	$608,874
Year Ended November 30	2013		2012
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	743,163	$16,286,012	506,844	$9,511,260
Shares issued in connection with the tax-free transfer of assets from Federated Capital Appreciation Fund	2,800,115	58,578,419	—	—
Shares issued to shareholders in payment of distributions declared	37,511	807,557	39,799	744,943
Shares redeemed	(677,814)	(14,813,419)	(363,738)	(6,865,289)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,902,975	$60,858,569	182,905	$3,390,914
Annual Shareholder Report

Year Ended November 30	2013		2012
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	614,578	$13,636,235	203,665	$3,854,042
Shares issued to shareholders in payment of distributions declared	24,249	517,080	33,533	628,748
Shares redeemed	(210,904)	(4,525,967)	(182,967)	(3,433,421)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	427,923	$9,627,348	54,231	$1,049,369
	Period Ended 11/30/2013[1]		2012
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	190,817	$4,260,149	—	$—
Shares issued in connection with the tax-free transfer of assets from Federated Capital Appreciation Fund	1,029,820	21,554,123	—	—
Shares issued to shareholders in payment of distributions declared	9,394	211,701	—	—
Shares redeemed	(208,130)	(4,680,384)	—	—
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	1,021,901	$21,345,589	—	$—
	Year Ended 11/30/2013		Period Ended 11/30/2012[2]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,067,516	$43,848,424	387,240	$7,326,206
Shares issued in connection with the tax-free transfer of assets from Federated Capital Appreciation Fund	4,686,962	98,051,239	—	—
Shares issued in connection with the tax-free transfer of assets from Chemung Canal First Equity Fund	1,159,264	24,634,351	—	—
Shares issued to shareholders in payment of distributions declared	94,193	2,100,520	5,273	100,002
Shares redeemed	(955,193)	(21,414,241)	(18,729)	(362,935)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	7,052,742	$147,220,293	373,784	$7,063,273
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	40,740,437	$850,908,596	(267,365)	$(4,985,302)
1	Reflects operations for the period from January 25, 2013 (date of initial investment) to November 30, 2013.
2	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, open wash sales from merger, return of capital and regulatory settlement proceeds.
For the year ended November 30, 2013, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,932,125	$47,937	$(1,980,062)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2013 and 2012, was as follows:
	2013	2012
Ordinary income	$19,111,110	$13,360,534
As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$764,015
Undistributed long-term capital gains	$68,566,409
Net unrealized appreciation	$246,642,099
Capital loss carryforwards	$(85,616,804)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2013, the cost of investments for federal tax purposes was $1,324,239,359. The net unrealized appreciation of investments for federal tax purposes excluding: (a) any unrealized depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities and (b) unrealized depreciation resulting from written options was $247,771,769. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $252,985,397 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,213,628.
At November 30, 2013, the Fund had a capital loss carryforward of $85,616,804 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward
Annual Shareholder Report

for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforward and expiration year:
Expiration Year	Short-Term	Long-Term	Total
2017	$85,616,804	NA	$85,616,804
The Fund used capital loss carryforwards of $57,513,275 to offset capital gains realized during the year ended November 30, 2013.
As a result of the tax-free transfer of assets from Federated Capital Appreciation Fund, the use of certain capital loss carryforwards listed above may be limited.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2013, the Adviser voluntarily waived $24,305 of its fee and reimbursed $201,657 of transfer agent fees and expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2013, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$392,353	$—
Class C Shares	630,429	—
Class F Shares	82,794	—
Class R Shares	71,111	(35,555)
TOTAL	$1,176,687	$(35,555)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2013, FSC retained $264,742 of fees paid by the Fund. For the year ended November 30, 2013, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2013, FSC retained $71,013 in sales charges from the sale of Class A Shares. FSC also retained $822 of CDSC relating to redemptions of Class A Shares, $82,343 relating to redemptions of Class B Shares, $6,642 relating to redemptions of Class C Shares and $6,011 relating to redemptions of Class F Shares.
Annual Shareholder Report

Shareholder Services Fee
The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2013, Service Fees for the Fund were as follows:
	Service Fees Incurred	Service Fees Reimbursed
Class A Shares	$1,962,052	$(4,174)
Class B Shares	130,784	—
Class C Shares	209,007	—
Class F Shares	82,637	—
TOTAL	$2,384,480	$(4,174)
For the year ended November 30, 2013, FSSC received $188,187 of fees paid by the Fund.
Expense Limitation
Effective February 1, 2014, the Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.13%, 1.94%, 1.89%, 1.39%, 1.34% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Directors.
Interfund Transactions
During the year ended November 30, 2013, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $5,872,174 and $11,842,400, respectively.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2013, the Adviser reimbursed $27,985. Transactions involving the affiliated holding during the year ended November 30, 2013, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2012	592,112
Purchases/Additions	558,267,000
Sales/Reductions	(553,427,857)
Balance of Shares Held 11/30/2013	5,431,255
Value	$5,431,255
Dividend Income	$23,023
6. expense reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2013, the Fund's expenses were reduced by $21,781 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2013, were as follows:
Purchases	$1,336,053,139
Sales	$1,310,722,876
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2013, there were no outstanding loans. During the year ended November 30, 2013, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2013, there were no outstanding loans. During the year ended November 30, 2013, the program was not utilized.
Annual Shareholder Report

10. REGULATORY SETTLEMENT PROCEEDS
On September 9, 2013, and June 12, 2012, the Fund received distributions of $163,690 and $1,668,448, respectively, representing residual distributions from the settlement of administrative proceedings involving findings by the SEC of alleged market timing and/or late trading in several Federated Funds including the Fund. These distributions were recorded as an increase to paid-in capital.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2013, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2013, 99.9% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Federated equity income fund, inc.:
We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements of changes in net assets and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc., at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2014
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2013	Ending Account Value 11/30/2013	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,118.60	$6.00
Class B Shares	$1,000	$1,114.60	$10.02
Class C Shares	$1,000	$1,114.50	$10.02
Class F Shares	$1,000	$1,117.20	$7.38
Class R Shares	$1,000	$1,117.80	$6.80
Institutional Shares	$1,000	$1,120.10	$4.73
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.40	$5.72
Class B Shares	$1,000	$1,015.59	$9.55
Class C Shares	$1,000	$1,015.59	$9.55
Class F Shares	$1,000	$1,018.10	$7.03
Class R Shares	$1,000	$1,018.65	$6.48
Institutional Shares	$1,000	$1,020.61	$4.51
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.13%
Class B Shares	1.89%
Class C Shares	1.89%
Class F Shares	1.39%
Class R Shares	1.28%
Institutional Shares	0.89%
Annual Shareholder Report

Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Equity Income Fund, Inc. (the “Corporation”) was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 65,277,002.963 total outstanding shares of the Corporation.
The following item was considered by shareholders of the Corporation and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Directors of the Corporation:1
Name	For	Withheld
John T. Collins	42,008,433.627	923,420.357
Maureen Lally-Green	42,011,013.849	920,840.135
Thomas M. O'Neill	42,003,844.576	928,009.408
P. Jerome Richey	42,016,098.575	915,755.409
1	The following Directors continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Director
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: June 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Director Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: June 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Officer since: May 2004 Portfolio Manager since: October 2002	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since October 2002. He is Vice President of the Trust with respect to the Fund. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2013
Federated Equity Income Fund, Inc. (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report

While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was above the median of the relevant peer group, but the Board still was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive in judging the reasonableness of proposed fees.
Annual Shareholder Report

For the periods covered by the Evaluation, the Fund's performance for the three-year and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In this regard, it was noted that in 2012, Federated increased its fee waiver by 6 basis points.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that
Annual Shareholder Report

the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313915100
CUSIP 313915209
CUSIP 313915308
CUSIP 313915407
CUSIP 313915605
CUSIP 313915506
8042506 (1/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $26,850

Fiscal year ended 2012 - $26,400

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $36

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,528 and $0 respectively. Fiscal year ended 2013- Audit consent fee for N-14 merger document

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $10,431 and $12,170 respectively. Fiscal year ended 2013 – Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2012 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2013 - $92,979

Fiscal year ended 2012 - $249,666

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Income Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 24, 2014

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 24, 2014